Exhibit 4.3

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                                 [CELGENE LOGO]
       NUMBER                                                           SHARES
                               CELGENE CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                              COMMON STOCK
         IN NEW YORK, NY                                    CUSIP 151020 10 4

                                                             SEE REVERSE FOR
THIS CERTIFIES THAT                                        CERTAIN DEFINITIONS

                                    SPECIMEN




is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
------------------------------ CELGENE CORPORATION -----------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated

                                    COUNTERSIGNED AND REGISTERED
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    NEW YORK      TRANSFER AGENT
                                                                   AND REGISTRAR

                                    BY

                                                            AUTHORIZED SIGNATURE



                                 [CELGENE SEAL]


CHAIRMAN AND CHIEF EXECUTIVE OFFICER       CHIEF FINANCIAL OFFICER AND SECRETARY

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

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM --as tenants in common        UNIF GIFT MIN ACT--.....Custodian......
   TEN ENT --as tenants by the entireties                  (Cust)        (Minor)
   JT TEN  --as joint tenants with right of        under Uniform Gifts to Minors
             survivorship and not as tenants       Act...............
             in common                                    (State)

    Additional abbreviations may also be used though not in the above list.


          For Value Received, ________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
               WRITTEN  UPON THE FACE OF THE  CERTIFICATE  IN EVERY  PARTICULAR,
       NOTICE: WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


   This certificate also evidences and entitles the holder hereof to certain rights set forth in a Rights Agreement between Celgene Corporation and American Stock Transfer & Trust Company dated as of September 16, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Celgene Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Celgene Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.